LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 21, 2010

TO THE SUMMARY PROSPECTUS DATED MARCH 25, 2010 OF

LEGG MASON CAPITAL MANAGEMENT ALL CAP FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated August 28, 2009, as amended on November 25, 2009, and as supplemented on March 12, 2010, March 19, 2010 and May 21, 2010, and as may be further amended or supplemented, the fund’s statement of additional information, dated August 28, 2009, as supplemented on March 12, 2010 and May 21, 2010, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated April 30, 2009, are incorporated by reference into this Summary Prospectus.

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